UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Core Fixed Income Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

26 Financial Statements

30 Financial Highlights

36 Notes to Financial Statements

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Summary of Administrative Fee Evaluation by Independent Fee Consultant

52 Account Management Resources

54 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 0.97%, 1.72%, 1.66%, 1.18% and 0.58% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS Core Fixed Income Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Core Fixed Income Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 and Class R shares on October 1, 2003 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Core Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-2.19%	-12.91%	-1.85%	.00%	3.26%
Class B	-2.67%	-13.66%	-2.60%	-.78%	2.49%
Class C	-2.67%	-13.66%	-2.63%	-.78%	2.48%
Class R	-2.29%	-13.13%	-2.10%	-.24%	3.01%
Institutional Class	-2.18%	-12.78%	-1.64%	.23%	3.51%
Barclays Capital US Aggregate Bond Index+	7.74%	3.84%	6.01%	4.78%	5.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 4/30/09	$ 8.56	$ 8.56	$ 8.56	$ 8.61	$ 8.56
10/31/08	$ 9.01	$ 9.00	$ 9.01	$ 9.05	$ 9.01
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .24	$ .21	$ .21	$ .23	$ .25
April Income Dividend	$ .0304	$ .0251	$ .0251	$ .0288	$ .0321
SEC 30-day Yield as of 4/30/09++	4.16%	3.61%	3.61%	4.11%	4.62%
Current Annualized Distribution Rate as of 4/30/09++	4.32%	3.57%	3.57%	4.07%	4.56%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.55%, 2.89%, 3.13% and 4.50% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.71%, 2.85%, 3.09% and 4.44% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Fixed Income Fund — Class A [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,317	$9,029	$9,548	$13,164
	Average annual total return	-16.83%	-3.35%	-.92%	2.79%
Class B	Growth of $10,000	$8,387	$9,078	$9,537	$12,782
	Average annual total return	-16.13%	-3.17%	-.94%	2.49%
Class C	Growth of $10,000	$8,634	$9,233	$9,615	$12,775
	Average annual total return	-13.66%	-2.63%	-.78%	2.48%
Class R	Growth of $10,000	$8,687	$9,383	$9,881	$13,457
	Average annual total return	-13.13%	-2.10%	-.24%	3.01%
Barclays Capital US Aggregate Bond Index+	Growth of $10,000	$10,384	$11,913	$12,628	$17,432
	Average annual total return	3.84%	6.01%	4.78%	5.71%

The growth of $10,000 is cumulative.

+ Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Core Fixed Income Fund — Institutional Class [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$872,200	$951,500	$1,011,300	$1,412,100
	Average annual total return	-12.78%	-1.64%	.23%	3.51%
Barclays Capital US Aggregate Bond Index+	Growth of $1,000,000	$1,038,400	$1,191,300	$1,262,800	$1,743,200
	Average annual total return	3.84%	6.01%	4.78%	5.71%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	534	of	583	92
3-Year	428	of	482	89
5-Year	354	of	402	88
10-Year	167	of	209	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 0.80% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS Core Fixed Income Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Core Fixed Income Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of the DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/09
DWS Core Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-2.18%	-12.78%	-1.66%	.14%	3.37%
Barclays Capital US Aggregate Bond Index+	7.74%	3.84%	6.01%	4.78%	5.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 8.56
10/31/08	$ 9.00
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .25
April Income Dividend	$ .0321
SEC 30-day Yield as of 4/30/09++	4.61%
Current Annualized Distribution Rate as of 4/30/09++	4.56%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	534	of	583	92
3-Year	429	of	482	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Core Fixed Income Fund — Class S [] Barclays Capital US Aggregate Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,722	$9,509	$10,070	$13,928
	Average annual total return	-12.78%	-1.66%	.14%	3.37%
Barclays Capital US Aggregate Bond Index+	Growth of $10,000	$10,384	$11,913	$12,628	$17,432
	Average annual total return	3.84%	6.01%	4.78%	5.71%

The growth of $10,000 is cumulative.

+ Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 978.10	$ 973.30	$ 973.30	$ 977.10	$ 978.20	$ 978.20
Expenses Paid per $1,000*	$ 3.92	$ 7.58	$ 7.58	$ 5.15	$ 2.70	$ 2.70
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,020.83	$ 1,017.11	$ 1,017.11	$ 1,019.59	$ 1,022.07	$ 1,022.07
Expenses Paid per $1,000*	$ 4.01	$ 7.75	$ 7.75	$ 5.26	$ 2.76	$ 2.76
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.80%	1.55%	1.55%	1.05%	.55%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the fund's performance for the period and the market environment for bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Can you describe the market environment over the six months ended April 30, 2009?

A: Just prior to the start of the period, ongoing fallout from the collapse in housing and mortgages led to the failure, forced merger or government bailout of a number of leading global financial institutions in both the US and Europe. The result was a tightening of the credit crunch that caused global economic growth to pull back sharply. Given this backdrop, investors' risk tolerance approached zero and liquidity all but evaporated. What ensued was a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for all other segments of the bond market, which extended through November of 2008. As investor risk aversion peaked in November, even AAA-rated mortgage-backed issues experienced a collapse in demand.

Conditions stabilized to a degree in December, and investor risk appetites began to return over the first part of 2009, as extensive government actions to support the financial sector gained traction with market participants. These actions included the US Federal Reserve Board's (the Fed's) lowering of the benchmark federal funds rate to the unprecedented 0%-to-0.25% range.1 This is an array of new US Treasury programs designed to provide market participants with liquidity, and an $800 billion federal stimulus package. The result was a rebound in credit-oriented asset classes, reversing the trend of US Treasury bond outperformance.

Q: How did the fund perform over the six months ended April 30, 2009?

A: For the semiannual period ended April 30, 2009, the total return of the fund's Class A shares was -2.19%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and for more complete performance information.) The fund's benchmark, the Barclays Capital US Aggregate Bond Index delivered a 7.74% return.2 The average return of the Lipper Intermediate Investment Grade Debt Funds category was 5.87% for the six-month period.3

Q: How was the fund positioned and how did this influence performance?

A: The fund's focus on fixed-income sectors that trade at a yield spread to Treasuries detracted significantly from performance early in the period, as the unprecedented flight to quality boosted Treasuries at the expense of other sectors. In particular, the fund had substantial exposure to commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities, two asset classes that suffered historically poor performance late in 2008. While both segments rallied to a degree as the period progressed and investor sentiment with respect to the credit environment improved, this did not come close to making up for the earlier losses.

As the semiannual period drew to a close, the new management team took steps to raise the quality profile of the fund. These steps included taking advantage of the partial recovery in CMBS and non-agency mortgages to dramatically reduce the fund's exposure to both areas. Proceeds from these sales were used to increase holdings of more liquid investment-grade corporate bonds. At the end of the period, the fund's largest allocation was a position of approximately 33% in residential mortgage-backed securities, the great majority of which are agency-backed, followed by 23% in US Treasury and agency securities and 19% in investment-grade corporate bonds. Smaller positions in the 4% or less range in CMBS, asset-backed securities and municipal bonds rounded out the portfolio.

Q: What is your assessment of the current fixed-income environment?

A: While not certain, it is possible that the worst may be behind us with respect to the economy and credit markets. This is reflected in our willingness to add exposure to investment-grade corporate bonds. However, while we are evaluating opportunities in other risk-sensitive asset classes, the fund's current positioning overall reflects a bias toward higher quality and greater liquidity given the uncertain backdrop. We expect to err on the side of caution for a while longer. This means a relatively high weighting in securities carrying the backing of the US government, such as Fannie Mae and Freddie Mac securities.

We will continue to closely monitor economic indicators and relative valuations within the US bond market as we seek to provide shareholders with core fixed-income exposure.

1 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis. The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
2 Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment-grade corporate debt issues or government issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Portfolio Summary

Asset Allocation (As % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/09	10/31/08

Mortgage-Backed Securities Pass-Throughs	37%	20%
Corporate Bonds	21%	17%
Government & Agency Obligations	19%	12%
US Government Sponsored Agencies	7%	1%
Commercial Mortgage-Backed Securities	5%	14%
Municipal Bonds and Notes	4%	4%
Collateralized Mortgage Obligations	4%	28%
Asset Backed	2%	2%
Preferred Securities	1%	2%
	100%	100%
Sector Diversification (As a % of Corporate Bonds and Preferred Securities)	4/30/09	10/31/08

Financials	32%	39%
Consumer Discretionary	19%	10%
Energy	15%	12%
Consumer Staples	13%	6%
Telecommunication Services	7%	5%
Utilities	6%	13%
Health Care	5%	3%
Industrials	2%	1%
Materials	1%	7%
Information Technology	—	4%
	100%	100%
Quality	4/30/09	10/31/08

US Government and Agencies	66%	41%
AAA	6%	34%
AA	2%	4%
A	9%	6%
BBB	15%	14%
BB	1%	1%
Not Rated	1%	—
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	4/30/09	10/31/08

Under 1 year	2%	1%
1-4.99 years	61%	38%
5-9.99 years	28%	51%
10-14.99 years	2%	2%
15 years or greater	7%	8%
	100%	100%

Weighted average effective maturity: 6.2 years and 7.2 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 21.8%
Consumer Discretionary 4.1%
British Sky Broadcasting Group PLC, 144A, 9.5%, 11/15/2018	6,000,000	6,687,732
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	843,000	979,650
Comcast Cable Holdings LLC:
7.875%, 8/1/2013	1,940,000	2,031,653
10.125%, 4/15/2022	1,980,000	2,313,456
Cox Communications, Inc., 7.125%, 10/1/2012	4,900,000	4,953,091
Fortune Brands, Inc., 5.375%, 1/15/2016	2,700,000	2,357,537
TCI Communications, Inc., 8.75%, 8/1/2015	4,430,000	4,878,108
Time Warner Cable, Inc., 8.75%, 2/14/2019	4,250,000	4,777,723
Time Warner, Inc.:
5.5%, 11/15/2011	1,581,000	1,623,104
7.625%, 4/15/2031	3,200,000	2,893,549
9.125%, 1/15/2013	4,080,000	4,351,655
Viacom, Inc.:
5.75%, 4/30/2011	3,095,000	3,093,545
6.25%, 4/30/2016	3,311,000	3,068,039
6.875%, 4/30/2036	2,777,000	2,264,588
		46,273,430
Consumer Staples 2.9%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	6,500,000	6,805,305
ConAgra Foods, Inc., 7.0%, 4/15/2019	3,200,000	3,399,958
CVS Caremark Corp.:
6.25%, 6/1/2027	2,663,000	2,511,763
6.302%, 6/1/2037	7,442,000	4,837,300
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	3,385,000	3,296,550
Kroger Co.:
6.15%, 1/15/2020	1,800,000	1,839,424
6.8%, 4/1/2011	260,000	274,623
7.0%, 5/1/2018	10,000	10,637
7.5%, 1/15/2014	3,600,000	4,010,249
Reynolds American, Inc., 7.25%, 6/1/2013	4,100,000	4,023,638
Safeway, Inc., 7.45%, 9/15/2027	1,910,000	1,923,070
		32,932,517
Energy 3.3%
ConocoPhillips, 5.75%, 2/1/2019	9,030,000	9,218,113
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	2,880,000	2,857,133
Devon Energy Corp., 6.3%, 1/15/2019	6,300,000	6,520,903
Enterprise Products Operating LLC:
5.65%, 4/1/2013	7,430,000	7,016,335
7.5%, 2/1/2011	1,525,000	1,567,389
Hess Corp., 8.125%, 2/15/2019	3,300,000	3,615,312
ONEOK Partners LP, 8.625%, 3/1/2019	3,925,000	3,989,295
TransCanada PipeLines Ltd., 6.2%, 10/15/2037	2,550,000	2,375,962
		37,160,442
Financials 6.8%
Bank of America Corp., 5.75%, 12/1/2017	4,500,000	3,676,302
Bank of America NA, 5.3%, 3/15/2017	2,260,000	1,694,835
BB&T Corp., 6.85%, 4/30/2019 (a)	2,900,000	2,824,626
Citigroup, Inc.:
4.125%, 2/22/2010	3,740,000	3,679,752
6.875%, 3/5/2038	3,256,000	2,771,823
Corp. Andina de Fomento:
5.75%, 1/12/2017	2,300,000	1,917,011
6.875%, 3/15/2012	1,300,000	1,302,180
General Electric Capital Corp., 5.625%, 5/1/2018	8,752,000	7,635,560
JPMorgan Chase & Co.:
5.125%, 9/15/2014	4,080,000	3,778,508
6.3%, 4/23/2019	5,500,000	5,412,236
Merrill Lynch & Co., Inc., Series C, 5.45%, 7/15/2014	445,000	380,771
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	4,670,000	4,464,193
Morgan Stanley, Series F, 6.0%, 4/28/2015	4,110,000	3,882,364
National City Corp., 4.0%, 2/1/2011	4,015,000	3,738,969
National Rural Utilities Cooperative Finance Corp., Series C, 8.0%, 3/1/2032	4,100,000	3,993,810
Prudential Financial, Inc., Series B, 5.1%, 9/20/2014	1,120,000	886,479
Telecom Italia Capital SA, 5.25%, 11/15/2013	3,671,000	3,480,879
The Goldman Sachs Group, Inc.:
6.0%, 5/1/2014 (a)	1,510,000	1,504,189
7.5%, 2/15/2019	5,265,000	5,402,543
US Bancorp.:
0.00%***, 12/11/2035	2,415,000	2,215,762
0.00%***, 9/20/2036	315,000	283,910
Verizon Wireless Capital LLC:
144A, 7.375%, 11/15/2013	3,000,000	3,337,902
144A, 8.5%, 11/15/2018	2,000,000	2,395,206
Wachovia Corp., Series G, 5.5%, 5/1/2013	5,850,000	5,735,235
		76,395,045
Health Care 1.1%
Medco Health Solutions, Inc., 7.125%, 3/15/2018	7,460,000	7,379,723
Quest Diagnostics, Inc., 6.95%, 7/1/2037	5,130,000	4,555,825
		11,935,548
Industrials 0.4%
Waste Management, Inc., 6.375%, 3/11/2015	4,940,000	4,946,906
Materials 0.1%
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	2,438,000	1,401,440
Telecommunication Services 1.7%
AT&T, Inc.:
6.55%, 2/15/2039	2,700,000	2,596,636
6.7%, 11/15/2013	2,700,000	2,994,311
Qwest Corp., 7.625%, 6/15/2015	5,334,000	5,053,965
Rogers Communications, Inc., 6.8%, 8/15/2018	2,750,000	2,881,736
Verizon Communications, Inc., 6.35%, 4/1/2019	5,000,000	5,195,510
		18,722,158
Utilities 1.4%
Jersey Central Power & Light Co., 7.35%, 2/1/2019	3,825,000	3,952,132
Pepco Holdings, Inc.:
6.125%, 6/1/2017	3,000,000	2,609,574
6.45%, 8/15/2012	3,202,000	3,197,773
PPL Energy Supply LLC, 6.2%, 5/15/2016	756,000	686,760
Progress Energy, Inc., 7.05%, 3/15/2019	2,700,000	2,862,243
PSE&G Power LLC, 5.5%, 12/1/2015	2,935,000	2,717,114
		16,025,596
Total Corporate Bonds (Cost $244,398,151)		245,793,082

Asset-Backed 2.3%
Automobile Receivables 1.7%
AmeriCredit Prime Automobile Receivables Trust, "A3", Series 2007-2M, 5.22%, 6/8/2012	15,650,000	14,859,459
Household Automotive Trust, "A4", Series 2006-1, 5.52%, 3/18/2013	4,450,000	4,451,946
		19,311,405
Home Equity Loans 0.6%
Chase Funding Mortgage Loan Asset-Backed Certificates, "2A2", Series 2003-4, 1.038%**, 5/25/2033	2,979,399	2,129,319
Countrywide Asset-Backed Certificates:
"A6", Series 2006-15, 5.826%, 10/25/2046	2,505,000	1,124,867
"1AF6", Series 2006-11, 6.15%, 9/25/2046	6,555,000	3,040,100
Securitized Asset-Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036*	487,805	49
		6,294,335
Manufactured Housing Receivables 0.0%
Green Tree Financial Corp., "A4", Series 1996-2, 7.2%, 4/15/2026	413,010	383,291
Total Asset-Backed (Cost $33,017,274)		25,989,031

Mortgage-Backed Securities Pass-Throughs 37.6%
Federal Home Loan Mortgage Corp.:
3.5%, 8/1/2035	6,255,113	5,782,664
4.5%, 9/1/2020	14,702,627	15,137,236
5.0%, 4/1/2035	3,517,655	3,630,879
5.288%**, 6/1/2035	8,694,609	8,975,437
5.5%, with various maturities from 10/1/2023 until 1/1/2034	5,373,049	5,581,076
6.0%, 3/1/2038	3,760,067	3,930,739
6.5%, with various maturities from 1/1/2035 until 8/1/2038	17,424,439	18,556,535
Federal National Mortgage Association:
4.5%, with various maturities from 8/1/2033 until 10/1/2033	7,332,963	7,489,361
5.0%, with various maturities from 8/1/2020 until 2/1/2038	90,984,715	94,031,698
5.5%, with various maturities from 2/1/2024 until 4/1/2036 (a)	146,701,017	152,374,637
6.0%, with various maturities from 10/1/2022 until 7/1/2037	13,537,740	14,211,936
6.5%, with various maturities from 5/1/2023 until 4/1/2037	33,173,944	35,273,908
Government National Mortgage Association:
5.0%, 9/1/2036 (a)	52,500,000	54,316,994
5.5%, 1/15/2039	4,609,367	4,799,144
Total Mortgage-Backed Securities Pass-Throughs (Cost $411,899,274)		424,092,244

Commercial Mortgage-Backed Securities 4.9%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2007-1, 5.451%, 1/15/2049	10,640,000	8,197,616
"ASB", Series 2007-4, 5.706%, 2/10/2051	5,900,000	5,103,367
"A4", Series 2007-3, 5.837%**, 6/10/2049	11,620,000	8,768,434
"A4", Series 2007-2, 5.867%**, 4/10/2049	5,225,000	4,097,959
Bear Stearns Commercial Mortgage Securities, Inc.:
"AAB", Series 2007-PW15, 5.315%, 2/11/2044	7,175,000	6,336,197
"AAB", Series 2007-PW16, 5.909%**, 6/11/2040	7,775,000	6,914,643
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A2B", Series 2007-CD4, 5.205%, 12/11/2049	473,000	412,590
Greenwich Capital Commercial Funding Corp., "A2", Series 2007-GG9, 5.381%, 3/10/2039	1,974,000	1,746,401
GS Mortgage Securities Corp. II, "AAB", Series 2007-GG10, 5.993%**, 8/10/2045	3,139,000	2,608,117
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-LD12, 5.882%**, 2/15/2051	1,513,000	1,129,695
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-7, 5.745%, 6/12/2050	3,900,000	3,333,876
Morgan Stanley Capital I, "AAB", Series 2007-IQ14, 5.654%, 4/15/2049	7,655,000	6,495,782
Total Commercial Mortgage-Backed Securities (Cost $61,141,123)		55,144,677

Collateralized Mortgage Obligations 4.0%
Chase Mortgage Finance Corp., "A1", Series 2003-S2, 5.0%, 3/25/2018	7,034	6,994
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	1,903,566	1,924,225
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	5,899,709	6,053,120
"EG", Series 2836, 5.0%, 12/15/2032	4,295,000	4,472,748
"NE", Series 2802, 5.0%, 2/15/2033	90,000	93,698
"TE", Series 2827, 5.0%, 4/15/2033	65,000	67,517
"PE", Series 2864, 5.0%, 6/15/2033	40,000	41,706
"BG", Series 2869, 5.0%, 7/15/2033	1,230,000	1,278,673
"PD", Series 2939, 5.0%, 7/15/2033	3,414,000	3,570,741
"KE", Series 2934, 5.0%, 11/15/2033	53,000	55,350
"NB", Series 2864, 5.5%, 7/15/2033	4,007,000	4,205,136
"QB", Series 3242, 5.5%, 1/15/2034	4,570,000	4,777,399
"PE", Series 2165, 6.0%, 6/15/2029	4,377,661	4,615,027
Federal National Mortgage Association:
"BG", Series 2005-12, 5.0%, 10/25/2033	2,457,000	2,549,041
"EC", Series 2005-15, 5.0%, 10/25/2033	80,000	83,048
"HE", Series 2005-22, 5.0%, 10/25/2033	25,000	25,941
"PE", Series 2005-14, 5.0%, 12/25/2033	90,000	93,331
"J", Series 1998-36, 6.0%, 7/18/2028	3,164,443	3,276,987
"PH", Series 1999-19, 6.0%, 5/25/2029	4,214,894	4,407,823
"Z", Series 2001-14, 6.0%, 5/25/2031	13,096	13,714
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%**, 12/25/2035	8,055,000	2,002,687
"7A4", Series 2006-1, 5.62%**, 2/25/2036	6,132,000	1,404,594
Total Collateralized Mortgage Obligations (Cost $53,124,239)		45,019,500

Municipal Bonds and Notes 4.4%
Alameda, CA, Corridor Transportation Authority Revenue, Series C, 6.6%, 10/1/2029 (b)	4,675,000	4,131,672
Arizona, Salt River Project, Agricultural Improvement & Power District, Electric Systems Revenue, Series A, 5.0%, 1/1/2038	3,870,000	3,926,850
California, State Build America Bonds, Various Purpose, 7.5%, 4/1/2034	3,100,000	3,226,976
Indianapolis, IN, Local Public Improvement Bond Bank, Series A, 5.0%, 2/1/2038	3,020,000	3,037,546
Los Angeles, CA, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Series L, 6.02%, 9/1/2021 (b)	6,480,000	5,749,510
New Jersey, State Tumpike Authority Revenue, Build America Bonds, Series F, 7.414%, 1/1/2040	2,140,000	2,343,514
Pomona, CA, Pension Obligation, Series AR, 5.732%, 7/1/2025 (b)	2,245,000	1,894,982
Pueblo of Santa Ana, NM, Certificates of Participation, "A", 5.875%, 4/1/2024	7,220,000	6,034,476
Rancho Cordova, CA, Certificates of Partnership, City Hall Acquisition, Series B, 5.65%, 2/1/2024 (b)	4,340,000	3,688,653
Riverside, CA, Public Financing Authority, Tax Allocation Revenue, University Corridor, Series D, 5.89%, 8/1/2032 (b)	925,000	669,478
Texas, Eagle Mountain & Saginaw Independent School District, School Building Improvements, 5.0%, 8/15/2038	2,610,000	2,662,304
Texas, Pharr-San Juan-Alamo Independent School District, School Building Improvements, 5.0%, 2/1/2038	2,445,000	2,486,418
West Virginia, State General Obligation, Jobs Inventory Trust Board:
Series A, Zero Coupon, 1/22/2012	1,300,000	1,081,015
Series A, 144A, Zero Coupon, 6/12/2013	1,500,000	1,113,915
Series C, 144A, Zero Coupon, 7/31/2013	3,500,000	2,570,610
Wilkes Barre, PA, General Obligation, Series C, 5.48%, 11/15/2024 (b)	6,315,000	5,241,576
Total Municipal Bonds and Notes (Cost $52,609,016)		49,859,495

Government & Agency Obligations 26.2%
Other Government Related 6.8%
American Express Bank, FSB, FDIC Guaranteed, 3.15%, 12/9/2011	15,000,000	15,404,745
Citigroup, Inc., FDIC Guaranteed, 2.875%, 12/9/2011	15,000,000	15,412,245
John Deere Capital Corp., Series D, FDIC Guaranteed, 2.875%, 6/19/2012 (c)	15,000,000	15,418,800
JPMorgan Chase & Co., FDIC Guaranteed, 2.125%, 12/26/2012	15,000,000	14,984,610
KeyBank NA, FDIC Guaranteed, 3.2%, 6/15/2012	15,000,000	15,464,235
		76,684,635
US Treasury Obligations 19.4%
US Treasury Bill, 0.15%****, 6/11/2009 (g)	1,431,000	1,430,903
US Treasury Bonds:
3.5%, 2/15/2039 (c)	30,000,000	27,182,700
6.0%, 2/15/2026 (c)	5,000,000	6,217,190
US Treasury Notes:
1.375%, 2/15/2012	80,000,000	80,218,720
1.75%, 1/31/2014 (c)	79,100,000	78,358,833
4.875%, 5/31/2011	800,000	864,687
5.125%, 5/15/2016 (c)	22,000,000	25,514,852
		219,787,885
Total Government & Agency Obligations (Cost $299,633,457)		296,472,520

Preferred Securities 0.4%
Financials
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	2,455,000	735,560
PNC Preferred Funding Trust I, 144A, 8.7%, 3/15/2013 (d)	6,400,000	3,197,313
Royal Bank of Scotland Group PLC, Series U, 7.64%, 9/29/2017 (d)	2,500,000	725,000
Total Preferred Securities (Cost $10,574,301)		4,657,873
	Shares	Value ($)

Securities Lending Collateral 12.5%
Daily Assets Fund Institutional, 0.66% (e) (f) (Cost $141,412,625)	141,412,625	141,412,625

Cash Equivalents 11.2%
Cash Management QP Trust, 0.46% (e) (Cost $126,235,264)	126,235,264	126,235,264
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,434,044,724)+	125.3	1,414,676,311
Other Assets and Liabilities, Net (c)	(25.3)	(285,685,208)
Net Assets	100.0	1,128,991,103
* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Securitized Asset-Backed NIM Trust, "NIM", Series 2005-FR4, 144A	6.0%	1/25/2036	487,805	USD	483,841	49
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2009.
*** Floating rate securities. Current rate is 0.00%.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,434,524,639. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $19,848,328. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,274,396 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $45,122,724.
(a) When-issued or delayed delivery security included.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	0.6
National Public Finance Guarantee Corp.	0.9
(c) All or a portion of these securities were on loan amounting to $92,807,786. In addition, included in other assets and liabilities, net is a pending sale, amounting to $43,908,771, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2009 amounted to $136,716,557, which is 12.1% of net assets.
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g) At April 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for futures closed on April 30, 2009.

FDIC: Federal Deposit Insurance Corp.

FSB: Federal Savings Bank

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 141,412,625
Level 2	1,273,263,686
Level 3	—
Total	$ 1,414,676,311

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,166,396,835) — including $92,807,786 of securities loaned	$ 1,147,028,422
Investment in Daily Assets Fund Institutional (cost $141,412,625)*	141,412,625
Investment in Cash Management QP Trust (cost $126,235,264)	126,235,264
Total investments, at value (cost $1,434,044,724)	1,414,676,311
Cash	945,671
Receivable for investments sold	68,446,496
Interest receivable	9,558,261
Receivable for Fund shares sold	1,273,318
Foreign taxes recoverable	53,006
Due from Advisor	147,527
Other assets	39,425
Total assets	1,495,140,015
Liabilities
Payable for investments purchased	76,352,540
Payable for Fund shares redeemed	20,065,642
Payable upon return of securities loaned	141,412,625
Payable for when-issued and delayed delivery securities purchased	126,729,924
Payable for daily variation margin on futures contracts	95,984
Distributions payable	517,578
Accrued management fee	337,165
Other accrued expenses and payables	637,454
Total liabilities	366,148,912
Net assets, at value	$ 1,128,991,103
Net Assets Consist of:
Accumulated distributions in excess of net investment income	(444,950)
Net unrealized appreciation (depreciation) on investments	(19,368,413)
Accumulated net realized gain (loss)	(330,945,633)
Paid-in capital	1,479,750,099
Net assets, at value	$ 1,128,991,103
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price (a) per share ($399,088,256 ÷ 46,596,880 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 8.56
Maximum offering price per share (100 ÷ 95.50 of $8.56)	$ 8.96

Class B

Net Asset Value, offering and redemption price (a) (subject to contingent deferred sales charge) per share ($14,956,535 ÷ 1,747,396 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.56

Class C

Net Asset Value, offering and redemption price (a) (subject to contingent deferred sales charge) per share ($38,546,206 ÷ 4,501,260 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.56
Class R Net Asset Value, offering and redemption price (a) per share ($3,161,022 ÷ 367,344 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 8.61
Class S Net Asset Value, offering and redemption price (a) per share ($66,009,907 ÷ 7,712,480 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 8.56

Institutional Class

Net Asset Value, offering and redemption price (a) per share ($607,229,177 ÷ 70,900,888 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 8.56
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends	$ 81,323
Interest	41,252,648
Interest — Cash Management QP Trust	219,473
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	498,541
Total Income	42,051,985
Expenses: Management fee	2,608,787
Administration fee	652,197
Services to shareholders	949,628
Distribution and service fees	887,627
Custodian fee	23,404
Professional fees	67,964
Trustees' fees and expenses	21,404
Reports to shareholders	235,312
Registration fees	123,297
Other	58,365
Total expenses before expense reductions	5,627,985
Expense reductions	(1,138,480)
Total expenses after expense reductions	4,489,505
Net investment income	37,562,480
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(314,417,134)
Futures	611,163
Payments by affiliates (see Note G)	107,277
(313,698,694)
Change in net unrealized appreciation (depreciation) on: Investments	244,790,281
Futures	(2,419,838)
242,370,443
Net gain (loss)	(71,328,251)
Decrease in net assets from operations	$ (33,765,771)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income	$ 37,562,480	$ 82,514,888
Net realized gain (loss)	(313,698,694)	(5,610,915)
Change in net unrealized appreciation (depreciation)	242,370,443	(261,294,298)
Net increase (decrease) in net assets resulting from operations	(33,765,771)	(184,390,325)
Distributions to shareholders from: Net investment income: Class A	(13,435,602)	(37,170,580)
Class B	(442,880)	(1,209,215)
Class C	(1,027,455)	(2,650,350)
Class R	(87,748)	(230,678)
Class S	(2,187,946)	(6,071,726)
Institutional Class	(20,417,094)	(35,160,010)
Total distributions	(37,598,725)	(82,492,559)
Fund share transactions: Proceeds from shares sold	192,765,462	829,832,689
Reinvestment of distributions	35,370,229	74,789,114
Cost of shares redeemed	(491,300,473)	(823,455,972)
Redemption fees	17,779	32,927
Net increase (decrease) in net assets from Fund share transactions	(263,147,003)	81,198,758
Increase (decrease) in net assets	(334,511,499)	(185,684,126)
Net assets at beginning of period	1,463,502,602	1,649,186,728
Net assets at end of period (including accumulated distributions in excess of net investment income of $444,950 and $408,705, respectively)	$ 1,128,991,103	$ 1,463,502,602

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Income (loss) from investment operations: Net investment income[b]	.24	.51	.49	.47	.44	.46
Net realized and unrealized gain (loss)	(.45)	(1.65)	(.06)	.02	(.30)	.20
Total from investment operations	(.21)	(1.14)	.43	.49	.14	.66
Less distributions from: Net investment income	(.24)	(.51)	(.49)	(.48)	(.44)	(.46)
Net realized gains	—	—	—	(.02)	(.05)	(.08)
Total distributions	(.24)	(.51)	(.49)	(.50)	(.49)	(.54)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.56	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08
Total Return (%)[c,d]	(2.19)**	(11.17)	4.14	4.72	1.28	6.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	399	562	788	611	431	221
Ratio of expenses before expense reductions (%)	1.11*	.97	.99	.95	.81	.81
Ratio of expenses after expense reductions (%)	.80*	.80	.80	.82	.80	.80
Ratio of net investment income (%)	5.65*	4.93	4.64	4.50	4.04	4.20
Portfolio turnover rate (%)	144**	223	194	173	177[e]	190
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 10.65	$ 10.71	$ 10.72	$ 11.07	$ 10.96
Income (loss) from investment operations: Net investment income[b]	.21	.43	.41	.39	.36	.38
Net realized and unrealized gain (loss)	(.44)	(1.65)	(.06)	.02	(.30)	.20
Total from investment operations	(.23)	(1.22)	.35	.41	.06	.58
Less distributions from: Net investment income	(.21)	(.43)	(.41)	(.40)	(.36)	(.39)
Net realized gains	—	—	—	(.02)	(.05)	(.08)
Total distributions	(.21)	(.43)	(.41)	(.42)	(.41)	(.47)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.56	$ 9.00	$ 10.65	$ 10.71	$ 10.72	$ 11.07
Total Return (%)[c]	(2.67)d**	(11.75)[d]	3.36[d]	3.94[d]	.51[d]	5.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	23	31	35	41	44
Ratio of expenses before expense reductions (%)	1.86*	1.72	1.75	1.67	1.56	1.55
Ratio of expenses after expense reductions (%)	1.55*	1.55	1.55	1.57	1.55	1.55
Ratio of net investment income (%)	4.90*	4.18	3.89	3.75	3.29	3.45
Portfolio turnover rate (%)	144**	223	194	173	177[e]	190
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Income (loss) from investment operations: Net investment income[b]	.21	.43	.41	.39	.36	.38
Net realized and unrealized gain (loss)	(.45)	(1.65)	(.06)	.02	(.30)	.20
Total from investment operations	(.24)	(1.22)	.35	.41	.06	.58
Less distributions from: Net investment income	(.21)	(.43)	(.41)	(.40)	(.36)	(.38)
Net realized gains	—	—	—	(.02)	(.05)	(.08)
Total distributions	(.21)	(.43)	(.41)	(.42)	(.41)	(.46)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.56	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08
Total Return (%)[c]	(2.67)d**	(11.84)[d]	3.37[d]	3.94[d]	.52[d]	5.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	48	69	55	55	52
Ratio of expenses before expense reductions (%)	1.77*	1.66	1.68	1.63	1.56	1.53
Ratio of expenses after expense reductions (%)	1.55*	1.55	1.55	1.57	1.55	1.53
Ratio of net investment income (%)	4.90*	4.18	3.89	3.75	3.29	3.47
Portfolio turnover rate (%)	144**	223	194	173	177[e]	190
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.05	$ 10.71	$ 10.77	$ 10.77	$ 11.12	$ 10.99
Income (loss) from investment operations: Net investment income[b]	.23	.48	.47	.45	.41	.43
Net realized and unrealized gain (loss)	(.44)	(1.65)	(.06)	.02	(.30)	.17
Total from investment operations	(.21)	(1.17)	.41	.47	.11	.60
Less distributions from: Net investment income	(.23)	(.49)	(.47)	(.45)	(.41)	(.39)
Net realized gains	—	—	—	(.02)	(.05)	(.08)
Total distributions	(.23)	(.49)	(.47)	(.47)	(.46)	(.47)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.61	$ 9.05	$ 10.71	$ 10.77	$ 10.77	$ 11.12
Total Return (%)	(2.29)c**	(11.41)[c]	3.88[c]	4.56[c]	1.04	6.00[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	5	10	7	3
Ratio of expenses before expense reductions (%)	1.22*	1.18	1.16	1.12	1.05	1.06
Ratio of expenses after expense reductions (%)	1.05*	1.05	1.05	1.08	1.05	1.04
Ratio of net investment income (%)	5.40*	4.68	4.39	4.24	3.79	3.96
Portfolio turnover rate (%)	144**	223	194	173	177[d]	190
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 10.65	$ 10.71	$ 10.73	$ 11.02
Income (loss) from investment operations: Net investment income[c]	.25	.53	.52	.49	.34
Net realized and unrealized gain (loss)	(.44)	(1.65)	(.06)	.00***	(.29)
Total from investment operations	(.19)	(1.12)	.46	.49	.05
Less distributions from: Net investment income	(.25)	(.53)	(.52)	(.49)	(.34)
Net realized gains	—	—	—	(.02)	—
Total distributions	(.25)	(.53)	(.52)	(.51)	(.34)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 8.56	$ 9.00	$ 10.65	$ 10.71	$ 10.73
Total Return (%)[d]	(2.18)**	(10.86)	4.40	4.73	.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	86	133	113	1
Ratio of expenses before expense reductions (%)	.76*	.80	.77	.93	.81*
Ratio of expenses after expense reductions (%)	.55*	.55	.55	.67	.74*
Ratio of net investment income (%)	5.90*	5.18	4.89	4.65	4.12*
Portfolio turnover rate (%)	144**	223	194	173	177[e]
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Income (loss) from investment operations: Net investment income[b]	.25	.54	.52	.50	.47	.49
Net realized and unrealized gain (loss)	(.45)	(1.66)	(.06)	.01	(.30)	.19
Total from investment operations	(.20)	(1.12)	.46	.51	.17	.68
Less distributions from: Net investment income	(.25)	(.53)	(.52)	(.50)	(.47)	(.48)
Net realized gains	—	—	—	(.02)	(.05)	(.08)
Total distributions	(.25)	(.53)	(.52)	(.52)	(.52)	(.56)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.56	$ 9.01	$ 10.66	$ 10.72	$ 10.73	$ 11.08
Total Return (%)[c]	(2.18)**	(10.94)	4.40	4.98	1.52	6.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	607	740	624	599	571	656
Ratio of expenses before expense reductions (%)	.62*	.58	.59	.61	.56	.56
Ratio of expenses after expense reductions (%)	.55*	.55	.55	.58	.55	.55
Ratio of net investment income (%)	5.90*	5.18	4.89	4.74	4.29	4.45
Portfolio turnover rate (%)	144**	223	194	173	177[d]	190
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into future contracts for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The Fund may use derivatives as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $14,347,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2014 ($11,016,000) and October 31, 2016 ($3,331,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective June 1, 2009, the Fund no longer imposes the 2% redemption fee.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $836,272,049 and $1,112,288,672, respectively. Purchases and sales of US Treasury obligations aggregated $1,016,712,023 and $976,722,097, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to February 27, 2009, pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, served as the subadvisor to the Fund with respect to the investment and reinvestment of the Fund's assets. AAMI was paid for its services by the Advisor from its fee as investment advisor to the Fund.

The Fund's Board has approved the termination of AAMI as the Fund's subadvisor. Effective February 27, 2009, DIMA assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to AAMI.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

The Advisor has agreed to voluntarily waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class R	1.05%
Class S	.55%
Institutional Class	.55%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the six months ended April 30, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $273,950 and the amount imposed aggregated $2,334,837, which was equivalent to an annualized effective rate of 0.36% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $16,765 and $28,307 of sub-recordkeeping expenses for Class S and Institutional Class, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $652,197, of which $95,201 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 531,809	$ 531,809
Class B	20,024	20,024
Class C	31,052	31,052
Class R	673	673
Class S	46,471	46,471
Institutional Class	66,519	66,519
	$ 696,548	$ 696,548

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 67,513	$ 10,054
Class C	157,523	24,372
Class R	4,082	723
	$ 229,118	$ 35,149

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 580,142	$ 111,771	$ 148,937.20%
Class B	22,241	4,019	6,016.20%
Class C	52,060	5,704	15,299.22%
Class R	4,066	1,394	1,000.16%
	$ 658,509	$ 122,888	$ 171,252

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009, aggregated $4,683.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $21,914 and $19,329, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2009, DIDI received $30 for Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,469, of which $3,910 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2009, the Fund's custodian fee was reduced by $22 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,579,753	$ 39,688,449	20,160,102	$ 210,270,359
Class B	89,646	771,245	412,667	4,284,362
Class C	497,531	4,308,543	1,495,993	15,546,787
Class R	57,759	500,866	165,810	1,743,093
Class S	1,036,626	8,928,979	3,701,852	38,260,288
Institutional Class	15,834,142	138,567,380	55,340,800	559,727,800
		$ 192,765,462		$ 829,832,689
Shares issued to shareholders in reinvestment of distributions
Class A	1,435,743	$ 12,373,645	3,328,061	$ 34,175,276
Class B	38,719	333,487	86,919	891,021
Class C	79,352	683,662	180,012	1,849,701
Class R	10,121	87,636	22,283	229,917
Class S	215,978	1,859,891	485,030	4,980,519
Institutional Class	2,324,166	20,031,908	3,207,797	32,662,680
		$ 35,370,229		$ 74,789,114
Shares redeemed
Class A	(21,808,338)	$ (188,522,410)	(34,987,055)	$ (357,134,677)
Class B	(910,175)	(7,888,874)	(858,201)	(8,722,602)
Class C	(1,436,098)	(12,390,214)	(2,773,720)	(28,369,193)
Class R	(72,922)	(630,154)	(281,382)	(2,859,639)
Class S	(3,129,469)	(27,019,978)	(7,044,982)	(72,351,339)
Institutional Class	(29,453,458)	(254,848,843)	(34,913,430)	(354,018,522)
		$ (491,300,473)		$ (823,455,972)
Redemption fees		$ 17,779		$ 32,927
Net increase (decrease)
Class A	(15,792,842)	$ (136,446,338)	(11,498,892)	$ (112,678,932)
Class B	(781,810)	(6,784,142)	(358,615)	(3,547,219)
Class C	(859,215)	(7,396,508)	(1,097,715)	(10,972,117)
Class R	(5,042)	(41,646)	(93,289)	(886,615)
Class S	(1,876,865)	(16,229,082)	(2,858,100)	(29,108,247)
Institutional Class	(11,295,150)	(96,249,287)	23,635,167	238,391,888
		$ (263,147,003)		$ 81,198,758

G. Payments Made by Affiliates

During the six months ended April 30, 2009, the Advisor fully reimbursed the Fund $107,277 for losses incurred on trades executed incorrectly. The amounts of the losses were less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For shareholders of Class A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SFXRX
CUSIP Number	23339E 855
Fund Number	1504

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 1, 2009